UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 1, 2010
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)



           Delaware                     000-53319                98-0517683
----------------------------          ------------           -------------------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)              File Number)           Identification No.)


             4 Hamelacha Street ,North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)925-8070
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT



Further to the Registrant's report of January 19, 2010, the Registrant has been notified that a potential investor withdrew his offer to the trustee of DataSafe Group Ltd., or DataSafe, the Registrant's principal shareholder, to purchase 14,000,000 shares of common stock of the Registrant and the outstanding loans to the Registrant from DataSafe, in return for a payment of $100,000.

Due to the Registrant's current financial situation, which derives from the financial difficulties of DataSafe, the Registrant is overdue in making payments to its various suppliers, including its employees. Accordingly, there is serious doubt that the registrant will be able to continue as a going concern.

Previously, the Registrant's independent public accounting firm issued an opinion on the Registrant's consolidated financial statements that states that the Registrant's consolidated financial statements were prepared assuming it will continue as a going concern and further states that its recurring losses from operations, stockholders' deficit and inability to generate sufficient cash flow to meet its obligations and sustain its operations raise substantial doubt about its ability to continue as a going concern.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 1, 2010

                                            FutureIT Inc.

                                                 (Registrant)


                                            By: /s/Shmuel Bachar
                                                ----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board
                                            and Chief Executive Officer